EXHIBIT 10.6

Agreement Amendment

This Agreement Amendment (“Amendment”) serves to amend the consulting agreement (“Agreement”) dated February 27, 2017, by and between First Foods Group Inc. (“FIFG”), a Nevada corporation, and Attorney Harold Kestenbaum of Melville NY (“HK”), collectively the “Parties.”

WHEREAS; FIFG’s focus and direction has temporarily shifted and is not right now actively engaged in the franchising arena, AND

WHEREAS; FIFG has not been fully utilizing HK’s expertise and anticipates that it will continue to not fully utilize his expertise and time for the near and foreseeable future, AND

WHEREAS; The Parties agree to amend the Agreement to reflect the current reality,

THEREFORE; For goods and valuable consideration, the Parties agree as follows;

SERVICES AND RESPONSIBILITIES

HK will continue to serve as a director in FIFG, with the current title of Chairman of the Board.

HK will continue to serve as interim CEO until a suitable replacement is named.

HK will not have other obligations to FIFG, other than as a director, in which role he has a general obligation and fiduciary responsibility to promote and contribute to the general welfare of FIFG.

COMPENSATION

This is to confirm that the one-time fee of 750,000 shares that has been issued to HK is fully earned.

The Parties agree to adjust the accrued amount owed to HK in 2017 (total for the year) from $120,000 to $40,000. This payment shall be deferred until FIFG successfully raises $1,500,000.00 or more through debt or equity financing.

The Parties further agree that starting in the first quarter of 2018, in lieu of $10,000.00 per month in consulting fees, HK will earn $10,000 per quarter in director fees paid on a date determined by the majority vote of the Board of Directors.

HK will be reimbursed on a monthly basis for all reasonable out-of-pocket expenses directly associated with the performance of his duties for FIFG.

The Parties agree to revisit a broader set of responsibilities for HK and mutually enter into an expanded consulting agreement, if and when the Company again actively engages in the franchising business.

The term of the Agreement shall remain unchanged and shall expire on the original expiration date.

This Amendment may be signed in counter parts and by electronic or facsimile signature. In lieu of a signature, an affirmative email agreeing to this amendment shall be binding.

AGREED AND ACCEPTED this 26th day of December, 2017:

FIRST FOODS GROUP, INC.

BY:	/S/ ABRAHAM ROSENBLUM
ABRAHAM ROSENBLUM

BY:	/S/ MARK J. KEELEY
MARK J. KEELEY

CONSULTANT

BY:	/S/ HAROLD KESTENBAUM
HAROLD KESTENBAUM